UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                     Date of Report (date of earliest event
                                   reported):
                                  June 15, 2004

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                               745 Seventh Avenue
                            New York, New York 10019
                        (Address of principal (Zip Code)
                               executive offices)

                  Registrant's telephone number, including area
                                     code:

                                 (212) 526-7000


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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibit is filed as part of this Report.

         Exhibit 99.1 Press Release Dated June 15, 2004, Relating to Earnings for the Three Months Ended, May 31, 2004

                                Selected Statistical Information
                                As of and for the Three Months Ended, May 31,
                                2004
                                (Preliminary and Unaudited)

                                Consolidated Statement of Income
                                Three Months Ended May 31, 2004
                                (Preliminary and Unaudited)

                                Consolidated Statement of Income
                                Six Months Ended May 31, 2004
                                (Preliminary and Unaudited)

                                Segment Net Revenue Information
                                Three and Six Months Ended May 31, 2004
                                (Preliminary and Unaudited)

                                Reconciliation of Average Common Stockholders' Equity to Average Tangible Common Stockholders' Equity
                                (Preliminary and Unaudited)

                                Assets under Management
                                As of May 31, 2004
                                (Preliminary and Unaudited)

                                Gross Leverage and Net Leverage Calculations
                                (Preliminary and Unaudited)



Item 12. Results of Operations and Financial Condition.


On June 15, 2004, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its earnings for its most recently completed fiscal quarter (the "Earnings Release").

The Earnings Release and related attachments are annexed as Exhibit 99.1 hereto and are hereby incorporated herein and made a part hereof.

The information furnished under this Item 12, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LEHMAN BROTHERS HOLDINGS INC.
                                                        (Registrant)


Date:   June 15, 2004                       By:    /s/ David Goldfarb
                                                --------------------------------
                                                   David Goldfarb
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit 99.1 Press Release Dated June 15, 2004, Relating to Earnings for the Three Months Ended, May 31, 2004

                        Selected Statistical Information
                        As of and for the Three Months Ended, May 31, 2004 (Preliminary and Unaudited)

                        Consolidated Statement of Income
                        Three Months Ended May 31, 2004
                        (Preliminary and Unaudited)

                        Consolidated Statement of Income
                        Six Months Ended May 31, 2004
                        (Preliminary and Unaudited)

                        Segment Net Revenue Information
                        Three and Six Months Ended May 31, 2004
                        (Preliminary and Unaudited)

                        Reconciliation of Average Common Stockholders' Equity to Average Tangible Common Stockholders' Equity (Preliminary and Unaudited)

                        Assets under Management
                        As of May 31, 2004
                        (Preliminary and Unaudited)

                        Gross Leverage and Net Leverage Calculations
                        (Preliminary and Unaudited)